SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                 Date of Report:  April 21, 1995


                   READING & BATES CORPORATION
      (Exact name of registrant as specified in its charter)


           Delaware           1-5587          73-0642271
       (State or other     (Commission    (I.R.S. Employer
       jurisdiction of     File Number)   Identification No.)
       incorporation)

         901 Threadneedle, Suite 200, Houston, TX   77079
      (Address of principal executive offices)   (Zip Code)


 Registrant's telephone number, including area code  (713)496-5000


  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

             Exhibit 99  -      Press  Release dated  April 20,
                                1995 - Text of Reading & Bates'
                                reply    to   Sonat    Offshore
                                Drilling  Inc.'s  letter  dated
                                April 13, 1995.


                            SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                READING & BATES CORPORATION


                                By /s/T. W. Nagle
                                   --------------------
                                   T. W. Nagle
                                   Vice President & Chief
                                   Financial Officer

  Dated:  April 21, 1995